UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

ORION ENGINEERED CARBONS S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4501 Magnolia Cove Drive, Suite 106, Houston, TX	77345
(Address of principal executive offices)	(Zip Code)

(281) 318-2959

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Resignation of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft

On February 18, 2021, Orion Engineered Carbons, S.A. (the “Company”) with approval of its Board of Directors accepted the resignation of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft (“EY GmbH”), located in Cologne, Germany, as the Company’s independent registered public accounting firm for all matters not required by Luxembourg law, effective upon filing of the Company’s Form 10-K for the fiscal year ended December 31, 2020. The decision of the Company was made in connection with the appointment of Ernst & Young LLP (“EY LLP”), a U.S.-based affiliate of EY GmbH, as the Company’s new auditor for all matters not required by Luxembourg law as described below, in order to further align the Company’s audit services with other non-audit services being provided by EY LLP in the United States.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2019, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EY GmbH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to EY GmbH’s satisfaction, would have caused EY GmbH to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

EY GmbH audit reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided EY GmbH with a copy of the disclosures in this Current Report on Form 8-K prior to filing this Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”). The Company has requested that EY GmbH furnish a letter addressed to the SEC stating whether or not EY GmbH agrees with the statements above. A copy of EY GmbH’s letter dated February 19, 2021 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

EY GmbH will continue to provide permissible tax, attestation and related services for the Company and its subsidiaries.

Appointment of Ernst & Young LLP

Effective upon filing of the Company’s Form 10-K for the fiscal year ended December 31, 2020 , Orion Engineered Carbons, S.A. with approval of its Board of Directors appointed Ernst & Young LLP (“EY LLP”) located in Houston, TX as the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the Company’s fiscal year ended December 31, 2021. This decision is subject to the ratification by the shareholders in the upcoming Annual General Meeting of the Company.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2019, neither the Company nor anyone acting on its behalf has consulted with EY LLP regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EY LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

EY LLP has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with EY GmbH.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Engineered Carbons S.A.

By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer

Date: February 19, 2021